--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                RUSSIA & NEW EUROPE
                                     FUND, INC.
--------------------------------------------------------------------------------




                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER






                                   MORGAN STANLEY
                           RUSSIA & NEW EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank

73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998 the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -60.19% compared to -67.99% for the Fund's benchmark (described below). For the one year ended September 30, 1998 and for the period since the Fund's commencement of operations on September 30, 1996 through September 30, 1998, the Fund's total return, based on net asset value per share was -65.52% and -38.54%, respectively, compared to -72.57% and -48.16%, respectively for the benchmark. For the period from the commencement of operations to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. The historical performance of the Fund's benchmark has been calculated using the Russia (Moscow Times 50) and New Europe Blended Composite for the period from commencement of operations to December 31, 1997 and the Russia and New Europe Composite for periods subsequent to December 31, 1997. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7 7/8, representing a 22.7% discount to the Fund's net asset value per share.

Russia's year-old financial crisis, caused by a combination of external shocks and internal weaknesses, reached a climax during the third quarter of 1998. By July, the lack of investor confidence, marked by enormous triple-digit re-financing rates, made it impossible for the government to meet the burden of domestic debt redemptions. Hard currency reserves, used to defend the Russian Central Bank's strong-ruble policy, dwindled to around $10 billion as investors exited ruble-denominated assets. On August 17, Russia gave up the struggle of defending the currency and meeting its short-term debt obligations. The government announced three key measures: a significant increase in the ruble corridor rate; a 90-day moratorium on all of the country's external debt and rescheduling of domestic debt due before the end of 1999. The government's actions amounted to a devaluation and sovereign debt default and represented a
step backward for Russia's gradually-progressing reform program.   Although
foreign investors have recognized Russia's difficult financial situation, the new measures took investors by surprise and accelerated the fall in asset prices that had begun at the end of 1997. The debt markets were hit particularly hard as ruble-denominated debt stopped trading. The government tentatively announced a plan to restructure the debt into longer-term maturities, but the plan proved very unpopular and has been delayed.

The magnitude of the crisis led to a collapse in the equity market which fell 75% during the third quarter and is down almost 90% for the year, as measured by the MSCI Russia Index. The Fund maintained its defensive underweight position versus the Russian market which was implemented at the end of last year. In particular, the Fund significantly reduced its exposure to Russian utility and local telecommunication stocks whose earnings are particularly vulnerable to rising inflation, an inevitable by-product of a devaluation. The remaining Russian exposure is in the oil stocks, namely Lukoil Holdings and Surgutneftegaz, which should benefit from a devaluation and a recovery in the international price of oil, but fell nonetheless with the overall market.

At the root of Russia's problems lay a basic fiscal imbalance -- government expenditures significantly outpaced tax collection. Due to capital flight and tax evasion, there is a lack of domestic capital and the government has been forced to turn to short-term foreign capital to fill the gap. The situation was tenable as long as foreign investors were willing to finance the deficit. Once sentiment turned negative and it became apparent that an anticipated increase in tax revenue collection was not forthcoming the government faced insolvency. The crisis was exacerbated by the collapse in global commodity prices, an important
source of tax revenue for the government.   Politics were also a factor as
Yeltsin's leadership has been erratic. After the devaluation, he dismissed Prime Minister Kiriyenko and put forth Viktor Chernomyrdin, who had been dismissed from that position five months earlier. Chernomyrdin, however, was unacceptable to the Russian communist-dominated parliament (the Duma). The president was clearly weakened by the devaluation and the Duma pressed for a more acceptable Prime Minister. Yeltsin turned to Sergei Primakov, a 'moderate'
communist and former member of the Soviet Politburo.   The new government faces
difficult challenges ahead and has thus far been slow to form a strategic plan to deal with the situation. The most significant risk to Russia's economy at this point is a return of inflation as at least 50% of a consumer's basket of goods is imported, particularly foodstuffs. Therefore the devaluation will be inflationary. The Fund remains cautious on the country's prospects in the medium-term.

Russia's default on its domestic debt sent shock waves throughout the emerging markets universe and, due to effects of proximity, Central Europe was hit particularly hard. The direct impact of the Russian economy on the region is actually small. Trade between Russia and Central Europe has dwindled to no more than 8% for either Poland, Hungary or the Czech Republic. Yet financial contagion has spread, transmitted through the actions of financial institutions that have been hit by the turmoil in

Russia and have sold the more liquid Central European securities. Stocks fell across the region, particularly companies with direct exposure to Russia through exports or loans. By the end of the quarter, Poland, Hungary and the Czech Republic fell 27%, 34% and 18%, respectively. Central European currencies, which had been very stable this year, suffered from some short-lived pressure, but recovered quickly from their lows.

The fall in stock prices masked continued strong macro-economic performance in Central Europe, particularly Poland and Hungary, which are overweight positions in the Fund versus the benchmark. After three consecutive years of growth above 6%, Poland's gross domestic product slowed slightly to 5.9% during the first half of 1998. Investments and exports remain the engine of growth for the economy. Due to downward lower growth prospects in Western Europe, gross domestic product growth is expected to slow to around 5% in the next twelve months. Poland's structural reform of the early 1990s continues to produce significant progress in reducing inflation. August inflation fell to 11.3% year-on-year, down from more than 30% three years ago.

In a clear signal that Poland's economic outlook remains healthy despite the Russian turmoil, the central bank cut interest rates in early September by 1% and cut the monthly devaluation rate. Although the cuts were expected in order to keep real interest rates stable in the face of falling inflation, the timing of the cut (during a period of global turmoil) came as a surprise. By the end of the quarter, the Polish currency, the zloty, moved toward the strong side of its band. In addition, Poland's political situation remains stable; the current ruling coalition is committed to structural reform and has accelerated the new pension scheme.

Hungary also continues to demonstrate solid macroeconomic performance. Gross domestic product continues to grow at the 5% level and inflation fell to 14% by mid-year. With a relatively large export sector as a percentage of the economy, Hungary is more exposed to a global economic slowdown. The turmoil caused some capital flight from the country and the forint moved to the weak end of the narrow currency band. This forced the Central Bank to raise interest rates by 1% which stabilized the currency. Hungarian corporates continue to perform well. For the overall market, Hungarian companies registered a 30% increase in earning for the first half of 1997. Overall, the long-term prospects for Central Europe remain favorable and progress towards eventual EU integration continues at a stable pace. Solid fiscal policy coupled with excellent monetary policy should create a benign backdrop for equities once turmoil in global markets subsides.

The Czech market remains an underweight in the Fund due to the country's poor economic outlook. Economic austerity measures implemented in the aftermath of last year's forced crown devaluation are taking their toll on the economy.
Gross domestic product fell 2.4% during the second quarter and will likely finish the year down at least 1%. Rapidly falling private consumption is a driving force behind the recessionary pressures. The weaker economy, coupled with a fall in commodity imports, has led to lower inflation levels. Falling inflation, which has led to rising real interest rates, has allowed the Central Bank to cut interest rates three times during the quarter. The Czech crown has been remarkably strong thus far this year, appreciating more than 15% versus the U.S. dollar, due mainly to capital inflation attracted by high real interest rates. But the currency's strength may begin to undermine the country's export position. In stark contrast to the previous regime, the new Socialist-led government is planning a significant fiscal easing to deal with the economic slowdown. The latest 1999 budget calls for a 1.4% budget deficit to gross domestic product, but the plan faces serious opposition from center-right parties in the Parliament. The Fund remains underweight the Czech market, but will increase its exposure in that market as the economic situation improves.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through September 30, 1998, the Fund repurchased 72,600 shares of its Common Stock at an average price per share of $7.79 and an average discount of 23.03% from the net asset value per share. The Fund will continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                            TOTAL RETURN (%)
                                ------------------------------------------------------------------------------------
                                      MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (4)
                                 ----------------------       -----------------------       ------------------------
                                                AVERAGE                       AVERAGE                       AVERAGE
                                 CUMULATIVE      ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                 ----------      ------       ----------       ------       ----------       ------
          Fiscal Year to Date     -65.77%            --         -60.19%            --         -67.99%            --
          One Year                -72.34         -72.34%        -65.52         -65.52%        -72.57         -72.57%
          Since Inception*        -52.55         -31.12         -38.54         -21.60         -48.16         -28.00



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]




                                                            PERIOD FROM                                     NINE MONTHS
                                                        SEPTEMBER 30, 1996*           YEAR ENDED              ENDED
                                                        TO DECEMBER 31, 1996      DECEMBER 31, 1997    SEPTEMBER 30, 1998
                                                         -----------------      --------------------    ------------------
Net Asset Value Per Share. . . . . . . . . . . . .             $ 20.77                  $ 26.59               $ 10.20
Market Value Per Share . . . . . . . . . . . . . .             $ 18.00                  $ 23.88               $  7.88
Premium/(Discount) . . . . . . . . . . . . . . . .               -13.3%                   -10.2%                -22.7%
Income Dividends . . . . . . . . . . . . . . . . .             $  0.07                       --                    --
Capital Gains Distributions. . . . . . . . . . . .                  --                  $  3.68                $ 0.67
Fund Total Return (2). . . . . . . . . . . . . . .                4.18%                   48.19%               -60.19%
Index Total Return (3) . . . . . . . . . . . . . .                9.25%                   48.23%               -67.99%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International
     (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
(4) The historical performance information presented for the Fund's benchmark has been calculated using the Russia (Moscow Times 50) and New Europe Blended Composite for the period from commencement of operations to December 31, 1997 and the Russia and New Europe Composite for periods subsequent to December 31, 1997.
  *  The Fund commenced operations on September 30, 1996.

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Short-Term Investments           (0.1%)
Equity Securities               (99.1%)
Debt Securities                  (0.8%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Telecommunications              (31.6%)
Utilities--Electrical & Gas      (2.7%)
Other                           (19.4%)
Banking                         (10.2%)
Beverages & Tobacco              (4.4%)
Contruction & Housing            (2.3%)
Data Processing & Reproduction   (6.4%)
Energy Sources                  (13.6%)
Health & Personal Care           (2.5%)
Multi-Industry                   (4.0%)
Recreation-Other Consumer Goods  (2.9%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Czech Republic                  (18.4%)
Russia                           (9.1%)
Other                           (16.4%)
Hungary                         (31.7%)
Poland                          (24.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
     1.   Matav Rt. (Hungary)                                       14.6%
     2.   SPT Telekom (Czech Republic)                              10.4
     3.   MOL Magyar Olaj-es Gazipari Rt. (Hungary)                 10.3
     4.   Ceske Radiokomunikace (Czech Republic)                     4.9
     5.   Okocimskie Zaklady Piwowarskie (Poland)                    4.2
     6.   Prokom (Poland)                                            3.5
     7.   OTP Bank Rt. (Hungary)                                     2.9
     8.   Orbis (Poland)                                             2.9
     9.   Richter Gedeon Rt. (Hungary)                               2.5
     10.  Lukoil Holdings (Russia)                                   2.5
                                                                    ----
                                                                    58.7%
                                                                    ----
                                                                    ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1998

                                                                         VALUE
                                                 SHARES                  (000)
-------------------------------------------------------------------------------
COMMON STOCKS (82.5%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
CZECH REPUBLIC (18.4%)
BANKING
   Komercni Banka                                47,100             U.S.$  847
                                                                    ----------
TELECOMMUNICATIONS
   Ceske Radiokomunikace GDR                     96,588                  2,495
   SPT Telekom                                  405,100                  5,255
                                                                    ----------
                                                                         7,750
                                                                    ----------

UTILITIES -- ELECTRICAL & GAS
   Czech Power Co.                               39,300                    734
                                                                    ----------
                                                                         9,331

                                                                    ----------
-------------------------------------------------------------------------------
HUNGARY (31.7%)
BANKING
   OTP Bank Rt.                                  52,056                  1,478
                                                                    ----------
ENERGY SOURCES
   MOL MAGYAR OLAJ-ES GAZIPARI RT. GDR          270,270                  5,196
                                                                    ----------
HEALTH & PERSONAL CARE
   Richter Gedeon Rt.                             7,210                    223
   Richter Gedeon Rt. GDR                        35,270                  1,058
                                                                    ----------
                                                                         1,281
                                                                    ----------
MISCELLANEOUS MATERIALS & COMMODITIES
   Pannonplast Rt.                               30,335                    694
                                                                    ----------
TELECOMMUNICATIONS
   Matav Rt. ADR                                341,740                  7,411
                                                                    ----------
                                                                        16,060
                                                                    ----------
-------------------------------------------------------------------------------
POLAND (24.0%)
BANKING
   BIG Bank Gdanski                           1,032,000                    895
   BIG Bank Gdanski GDR                          24,523                    307
   BPH                                            6,590                    452
   Wielkopolski Bank Kredytowy                  196,540                  1,210
                                                                    ----------
                                                                         2,864
                                                                    ----------
BEVERAGES & TOBACCO
   Okocimskie Zaklady Piwowarskie               304,000                  2,127
                                                                    ----------
CONSTRUCTION & HOUSING
   Exbud                                         43,250                    333
   Exbud GDR                                    107,845                    830
                                                                    ----------
                                                                         1,163
                                                                    ----------
DATA PROCESSING & REPRODUCTION
   Computerland Poland                           44,300                    434
   Prokom GDR                                    99,660                  1,774
   Softbank                                      21,300                    396
   Softbank GDR                                  35,550                    663
                                                                    ----------
                                                                         3,267
                                                                    ----------
FOOD & HOUSEHOLD PRODUCTS
   Farm Food                                     59,504                    262
                                                                    ----------
MULTI-INDUSTRY
   Elektrim                                      48,464             U.S.$  491
   Mostostal-Warszawa GDR                       110,000                    542
                                                                    ----------
                                                                         1,033
                                                                    ----------
RECREATION -- OTHER CONSUMER GOODS
   Orbis                                        214,865                  1,443
                                                                    ----------
                                                                        12,159
                                                                    ----------
--------------------------------------------------------------------------------
RUSSIA (8.4%)
BEVERAGES & TOBACCO
   SUN Brewing Ltd. GDR                          50,000                    107
                                                                    ----------
BROADCASTING & PUBLISHING
   Storyfirst Communications 'A'                  1,920                    345
   (Preferred)                                                      ----------
ENERGY SOURCES
   Lukoil Holdings                              197,000                    552
   Lukoil Holdings ADR                           66,620                    716
   Surgutneftegaz ADR                           362,300                    407
                                                                    ----------
                                                                         1,675
                                                                    ----------
METALS -- STEEL
   Seversky Tube Works                          200,000                      4
   Seversky Tube Works ADR                       10,000                      2
                                                                    ----------
                                                                             6
                                                                    ----------
MULTI-INDUSTRY
(a)Pliva d.d. GDR                                73,200                    981
                                                                    ----------
TELECOMMUNICATIONS
   Mustcom                                    5,356,352                    424
   Rostelecom                                   316,000                     98
                                                                    ----------
                                                                           522
                                                                    ----------
UTILITIES -- ELECTRICAL & GAS
   Gazprom ADR                                   98,800                    640
                                                                    ----------
                                                                         4,276
                                                                    ----------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$66,063)                                                   41,826
                                                                    ----------
-------------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------------
DEBT INSTUMENTS (0.7%)
-------------------------------------------------------------------------------
RUSSIA (0.7%)
TELECOMMUNICATIONS (0.7%)
   Svyazinvest (Cost U.S.$3,146)          U.S.$   3,146                    346
                                                                    ----------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.0%)
   Polish Zloty (Cost U.S.$21)            PLZ        75                     21
                                                                    ----------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (83.2%)
   (Cost U.S.$69,230)                                                   42,193
                                                                    ----------
-------------------------------------------------------------------------------

                                                 AMOUNT                 AMOUNT
                                                  (000)                  (000)
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (16.8%)
   Other Assets                          U.S.$   16,655
   Liabilities                                   (8,160)        U.S.$    8,495
                                         --------------         --------------
                                                                --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 4,970,048 issued and
     outstanding U.S.$0.01 par value
     shares (500,000,000 shares
     authorized)                                                U.S.$   50,688
                                                                --------------
                                                                --------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$    10.20
                                                                --------------
                                                                --------------
-------------------------------------------------------------------------------

     (a)  -- 144A Security - certain conditions for public sale may exist.
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt
-------------------------------------------------------------------------------


                                          7